UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Definitive Proxy Statement
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SONUS NETWORKS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SONUS NETWORKS, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials
for the 2008 Annual Meeting of Shareholders to be held on 06/20/08

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

SONUS NETWORKS, INC

7 TECHNOLOGY PARK DRIVE

WESTFORD, MA 01886

The Proxy Statement and 2007 Annual Report are available at www.proxyvote.com

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To facilitate timely delivery please make the request as instructed below on or before 06/06/08.

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HOW TO REQUEST A COPY OF MATERIAL

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See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information

Meeting Type:	Annual
Meeting Date:	06/20/08
Meeting Time:	9:00 A.M. EDT
For holders as of:	04/24/08

Meeting Location:

The Westford Regency Inn and Conference Center
219 Littleton Road
Westford, MA 01886

Meeting Directions:

For Meeting Directions Please Call: 800-543-7801 or visit: http://www.westfordregency.com/Directions/index.html

How To Vote

Vote In Person

A copy of your proxy card and picture identification will be required to enter the meeting. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

THIS IS NOT A PROXY CARD.

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Voting items

1.     To elect 3 directors:

Nominees:

01)  Hassan M. Ahmed

02)  John P. Cunningham

03)  Paul J. Severino

2.     To ratify the appointment of Deloitte & Touche LLP as Sonus’ independent registered public accounting firm for the fiscal year ending December 31, 2008.

In their discretion, the proxy holders are authorized to vote upon other business, if any, that may properly come before the meeting and any adjournments thereof.

The Board of Directors recommends a vote “FOR” the election of each of the nominees to the Board (Proposal 1) and “FOR” the ratification of the appointment of Deloitte & Touche LLP as Sonus’ independent registered public accounting firm for the fiscal year ending December 31, 2008 (Proposal 2).

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